AMERITECH CORPORATE RESOURCE
                        TRANSFER PROGRAM

   (As Amended and Restated Effective as of February 1, 1998)


                  AMERITECH CORPORATE RESOURCE
                        TRANSFER PROGRAM

   (As Amended and Restated Effective as of February 1, 1998)


                        TABLE OF CONTENTS

SECTION                                                PAGE

  1            Definitions                               1

  2            Residence Relocation Differential         1

  3            Home Purchase Differential                3

  4            General Provisions                        4

Appendix 1

                  AMERITECH  CORPORATE RESOURCE
                        TRANSFER PROGRAM

   (As Amended and Restated Effective as of February 1, 1998)

Section 1.     Definitions

     1.   The word "Program" shall mean the Ameritech Corporate
          Resource Transfer Program.

     2. The word "Company" shall mean Ameritech Corporation, or its successors.

     3. The word "Employer" shall mean the Company and each Subsidiary or Affiliate of the Company which, with the consent of the Company, adopts the Program. The word "Subsididiary" means any corporation of which the Company owns at least 50% of the combined voting power of all classes of stock entitled to vote. The word "Affiliate" means any corporation other than a Subsidiary which would be a member of a controlled group of corporations with the Company under Section 1563(a) of the Internal Revenue Code of 1986, as amended.

     4. The term "eligible employee" shall mean a management employee on the active roll of the Company who (a) is a member of the Company's Management Committee, (b) has attained any of salary grades CR 5 through 9, or (c) is an attorney in salary grade VI.


Section 2.     Residence Relocation Differential

     1. An eligible employee shall be entitled to receive a Residence Relocation Differential if:

          (a) the employee's primary work location within an Employer has been changed at the direction of the Employer or the employee's primary work location has changed because of a transfer to one Employer from another Employer.

          (b) the employee is eligible for reimbursement for moving expenses under the Ameritech Relocation Plan for Management Employees, as applied at the new work location (unless a waiver of this condition because of unusual circumstances is approved by the employee's supervisor and the Company's Senior Vice President - Human Resources), and

          (c) the employee moves to a new residence, within a 12-month period of the employee's transfer to the new work location.

     For the purpose of Paragraph l(c), an employee is considered to move to a new residence on the date of the closing in the case of a residence which is purchased, or in the case of a residence which is rented, on the earliest date in the rental period for which no reimbursement with respect to rent is made from an Employer to the employee. Also, in the case of rented premises, the suitability of such premises for use as a residence must be approved by the Company's Senior Vice President - Human Resources.

     2. (a) Except as provided in Paragraph 2(c) and (d) of this Section 2, a Residence Relocation Differential shall be paid with respect to the 36-month period which begins with the first day of the month which contains the effective date of the employee's transfer to the new work location. The Residence Relocation Differential with respect to the first 12 months of the 36-month period shall equal 10% of the employee's base salary on the effective date of transfer to the new work location, or 8% of the employee's position rate on such effective date of transfer, whichever is higher. The Residence Relocation Differential with respect to the next 12-month period shall equal 80% of the Residence Relocation Differential during the first 12-month period. The Residence Relocation Differential with respect to the final 12-month period shall equal 60% of the Residence Relocation Differential during the first 12-month period.

          (b) The amount of Residence Relocation Differential payable with respect to each 12-month period shall be paid to an employee in equal monthly installments except that the amount payable with respect to any month preceding the month in which the employee moves to a new residence shall be accumulated and paid to such employee only after he has moved to a new residence. The Company's Senior Vice President - Human Resources shall have the authority to approve payment of any accumulated amounts in a lump sum or in a series of equal monthly installments not exceeding 12.

          (c) If an employee becomes an eligible employee after the employee has transferred to a new work location, the payment of a Residence Relocation Differential shall not be made with respect to any month (in the 36-month period referred to in Paragraph 2(a)) prior to the month in which the employee becomes an eligible employee. Furthermore, the Residence Relocation Differential for any such employee may be determined by substituting the words "the date the employee became an eligible employee" for "the effective date of transfer to the new work location" and for "such effective date of transfer" in the second sentence of Paragraph 2(a) of this Section 2.

          (d) The payment of a Residence Relocation Differential with respect to an employee's transfer to a new work location shall not be made with respect to any month after the month in which:

                    (i) the employee, who has rented a residence near the new work location, ceases to occupy such residence and returns to his former residence, or

                    (ii) the employee becomes entitled to a
                    Residence Relocation Differential with
                    respect to a subsequent change to another new work location, or

                    (iii)     the employee retires, dies or
                    terminates employment with the Employers, or

                    (iv) the employee commences a leave of
                    absence, or

                    (v)  the employee ceases to be an eligible
                    employee, and it shall be the responsibility of the employee to repay the Residence Relocation Differential paid in error with respect to any such month.

          Notwithstanding the provisions of this Paragraph 2(d)(iv) or (v), the Company's Senior Vice President - Human Resources shall have the authority to approve the continuation of payment of all or part of the Residence Relocation Differential with respect to an employee, or to approve the payment in a lump sum of all or part of the Residence Relocation Differential which would otherwise be payable on a monthly basis.

          (e) If an eligible employee transfers from one Employer to another Employer without changing his primary work location while such employee is receiving a Residence Relocation Differential under the Program, then the Employer to which such employee transfers shall continue to pay to such employee the amount of Residence Relocation Differential for the remainder of the 36-month period which would have been payable under such program had the employee not transferred to such Employer.


Section 3.     Home Purchase Differential

     1. Effective as of January 1, 1987, an eligible employee shall be entitled to receive a Home Purchase
          Differential if:

          (a) the employee's primary work location has been changed at the direction of an Employer or the employee's primary work location has changed because of a transfer to one Employer from another Employer,

          (b) the employee purchases a residence within twelve months from the date of transfer, and

          (c) the new work location is in one of the Company's regional headquarters cities.

     2. The amount of an eligible employee's Home Purchase Differential shall be determined in accordance with Appendix I, attached hereto, as it may be amended from time to time. An eligible employee's Home Purchase Differential shall be paid in a lump sum as soon as practicable following his purchase of a residence in the new location. An employee is considered to have purchased a new residence on the date of the closing for such residence.

     3. The Employer shall pay the Federal, state and local income taxes associated with the Home Purchase Differential. This payment shall be made at the same time the Home Purchase Differential is made and shall be calculated at the maximum tax rate, as of the closing date for the residence.

Section 4.     General Provisions

     1.   The Residence Relocation Differential component of the
          Program became effective on January 1, 1984 and the Home Purchase Differential component of the Program became effective as of January 1, 1987.

     2. The Company's Senior Vice President - Human Resources shall have the exclusive right and discretion to administer and interpret the Program and the entitlement to benefits under the Program. Any decision made by the Senior Vice President - Human Resources on any matter within the Senior Vice President - Human Resources' discretion is conclusive, final and binding on all persons.

          The Company's Senior Vice President - Human Resources shall grant or deny claims for benefits under the Plan and authorize disbursements. Adequate notice, pursuant to applicable law and prescribed Company practices, shall be provided in writing to any employee whose claim has been denied, setting forth the specific reasons for such denial. The review and appeal procedures for an employee whose claim has been denied shall be the responsibility of the Human Resources Committee of the Company's Board of Directors.

     3. The Company's Senior Vice President - Human Resources or his delegate shall approve payments under the Program to eligible employees.

     4. The rights of an employee to benefits under the Program shall not be subject to assignment or alienation.

     5. Benefits under the Program shall be excluded in determining benefits under any pension, retirement, disability, death, savings or other benefit plans of the Employers.

     6. All costs of providing the benefits under the Program shall be charged to the operating expense accounts of the Employer when and as paid.

     7. The Company may from time to time make changes in the Program and the Company may terminate the Program, but such changes or termination shall not adversely affect the rights of any employee, without his consent, to any benefit under the Program to which such employee may have previously become entitled prior to the effective date of such change or termination. The Company's Senior Vice President - Human Resources with the approval of the Company's Executive Vice President and General Counsel shall be authorized to make minor or administrative changes to the Program.

                                                    APPENDIX 1
                       CORPORATE RESOURCE
               HOME PURCHASE DIFFERENTIAL AMOUNTS
                        Effective 1-1-91

     CHICAGO TO:                                      Amount

          Detroit                                          0
          Milwaukee                                        0
          Cleveland                                        0
          Indianapolis                                     0

     DETROIT TO:

          Chicago                                     48,000
          Milwaukee                                        0
          Cleveland                                        0
          Indianapolis                                     0

     MILWAUKEE TO:

          Chicago                                     43,000
          Detroit                                          0
          Cleveland                                        0
          Indianapolis                                     0

     CLEVELAND TO:

          Chicago                                     49,400
          Detroit                                     10,000
          Milwaukee                                        0
          Indianapolis                                     0

     INDIANAPOLIS TO:

          Chicago                                     37,700
          Detroit                                     23,500
          Milwaukee                                   10,000
          Cleveland                                        0












            [AMERITECH SUBSIDIARY] SENIOR MANAGEMENT
                        TRANSFER PROGRAM
    (As Amended and Restated Effective as of January 1, 1992

            [AMERITECH SUBSIDIARY] SENIOR MANAGEMENT
                        TRANSFER PROGRAM

     SECTION 1 Definitions                            1

     SECTION 2 Residence Relocation Differential      1

     SECTION 3 Home Purchase Differential             4

     SECTION 4 General Provisions                     4

     Appendix 1


                     [AMERITECH SUBSIDIARY]
               SENIOR MANAGEMENT TRANSFER PROGRAM
    (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1992)

Section 1.     Definitions

     1.   The word "Program" shall mean the [Ameritech
          Subsidiary] Senior Management Transfer Program.

     2. The word "Company" shall mean [Ameritech Subsidiary], or its successors.

     3. The term "eligible employee" shall mean an employee of the Company who has attained a level higher than Department level or equivalent Fifth Level, and who holds a position which the Company's Board of Directors (or, if the Company does not have a Board of Directors and is managed by its shareholder or shareholders, then such shareholder or shareholders) has determined to be within the Company's Senior Management Group.

Section 2.     Residence Relocation Differential

     1. An eligible employee shall be entitled to receive a Residence Relocation Differential if:

          (a) the employee's primary work location within the Company has been changed at the direction of the Company or the employee's primary work location has changed because of a transfer to the Company from a subsidiary of Ameritech,

          (b) the employee is eligible for reimbursement for moving expenses under the [Ameritech Subsidiary] Relocation Plan for Management Employees, as applied at the new work location (unless a waiver of this condition because of unusual circumstances is approved by the employee's supervisor and the Personnel Vice President), and

          (c) the employee moves to a new residence, within a 12-month period of the employee's transfer to the new work location.

          For the purpose of Paragraph l(c), an employee is considered to move to a new residence on the date of the closing in the case of a residence which is purchased, or in the case of a residence which is rented, on the earliest date in the rental period for which no reimbursement with respect to rent is made from the Company to the employee. Also, in the case of rented premises, the suitability of such premises for use as a residence must be approved by the Personnel Vice President.

     2. (a) Except as provided in Paragraph 2(C) and (d) of this Section 2, a Residence Relocation Differential shall be paid with respect to the 36-month period which begins with the first day of the month which contains the effective date of the employee's transfer to the new work location. The Residence Relocation Differential with respect to the first 12 months of the 36month period shall equal 10% of the employee's base salary on the effective date of transfer to the new work location, or 8% of the employee's position rate on such effective date of transfer, whichever is higher. The Residence Relocation Differential with respect to the next 12-month period shall equal 80% of the Residential Relocation Differential during the first 12-month period. The Residence Relocation Differential with respect to the final 12-month period shall equal 60% of the Residence Relocation Differential during the first 12-month period.

          (b) The amount of Residence Relocation Differential payable with respect to each 12-month period shall be paid to an employee in equal monthly installments except that the amount payable with respect to any month preceding the month in which the employee moves to a new residence shall be accumulated and paid to such employee only after he has moved to a new residence. The Personnel Vice President shall have the authority to approve payment of any accumulated amounts in a lump sum or in a series of equal monthly installments not exceeding 12.

          (c) If an employee becomes an eligible employee after the employee has transferred to a new work location, the payment of a Residence Relocation Differential shall not be made with respect to any month (in the 36-month period referred to in Paragraph 2(a)) prior to the month in which the employee becomes an eligible employee. Furthermore, the Residence Relocation Differential for any such employee may be determined by substituting the words "the date the employee became an eligible employee" for "the effective date of transfer to the new work location" and for "such effective date of transfer" in the second sentence of Paragraph 2(a) of this Section 2.

          (d) The payment of a Residence Relocation Differential with respect to an employee's transfer to a new work location shall not be made with respect to any month after the month in which:

                    (i) the employee, who has rented a residence near the new work location, ceases to occupy such residence and returns to his former residence, or

                    (ii) the employee becomes entitled to a
                    Residence Relocation Differential with
                    respect to a subsequent change to another new work location, or

                    (iii)     the employee retires, dies or
                    terminates employment with the Company, or

                    (iv) the employee commences a leave of
                    absence, or

                    (v)  the employee ceases to be an eligible
                    employee,

               and it shall be the responsibility of the employee to repay the Residence Relocation Differential paid in error with respect to any such month.

     Notwithstanding the provisions of this Paragraph 2(d)(iv) or
     (v), the Personnel Vice President with respect to Paragraph 2(d)(iv) and the Senior Vice President - Human Resources of Ameritech with respect to Paragraph 2(d)(v) shall have the authority to approve the continuation of payment of all or part of the Residence Relocation Differential with respect to an employee, or to approve the payment in a lump sum of all or part of the Residence Relocation Differential which would otherwise be payable on a monthly basis.

          (e) If an eligible employee transfers to the Company from Ameritech or another subsidiary of Ameritech without changing his primary work location while such employee is receiving a Residence Relocation Differential under the Senior Management Transfer Program of Ameritech or of such subsidiary, then the Company shall continue to pay to such employee the amount of Residence Relocation Differential for the remainder of the 36-month period which would have been payable under such program had the employee not transferred to the Company.

Section 3.     Home Purchase Differential

     1. Effective as of January 1, 1987, an eligible employee shall be entitled to receive a Home Purchase
          Differential if:

          (a) the employee's primary work location has been changed at the direction of the Company or the employee's primary work location has changed because of a transfer to the Company from a subsidiary of Ameritech,

          (b) the employee purchases a residence within twelve months from the date of transfer, and

          (c) the new work location is one of Ameritech's regional headquarters cities.

     2. The amount of an eligible employee's Home Purchase Differential shall be determined in accordance with Appendix I, attached hereto, as it may be amended from time to time. An eligible employee's Home Purchase Differential shall be paid in a lump sum as soon as practicable following his purchase of a residence in the new location. An employee is considered to have purchased a new residence on the date of the closing for such residence.

     3. The Company shall pay the Federal, state and local income taxes associated with the Home Purchase Differential. This payment shall be made at the same time the Home Purchase Differential is made and shall be calculated at the maximum tax rate, as of the closing date for the residence.

Section 4.     General Provisions

     1.   The Residence Relocation Differential component of the
          Program shall be effective on January 1, 1984 and the Home Purchase Differential component of the Program shall be effective as of January 1, 1987.

     2. The Personnel Vice President shall have the exclusive right and discretion to administer and to interpret the Program and the entitlement to benefits under the Program. Any decision made by the Personnel Vice President on any matter within the Personnel Vice President's discretion is conclusive, final and binding on all persons.

          The Personnel Vice President shall grant or deny claims for benefits under the Plan and authorize disbursements. Adequate notice, pursuant to applicable law and prescribed Company practices, shall be provided in writing to any employee whose claim has been denied, setting forth the specific reasons for such denial. The review and appeal procedures for an employee whose claim has been denied shall be the responsibility of the Human Resources Committee of the Ameritech Board of Directors.

     3. The Personnel Vice President shall approve payments under the Program to eligible employees.

     4. The rights of an employee to benefits under the Program shall not be subject to assignment or alienation.

     5. Benefits under the Program shall be excluded in determining benefits under any pension, retirement, disability, death, savings or other benefit plans of the Company.

     6. All costs of providing the benefits under the Program shall be charged to the operating expense accounts of the Company when and as paid.

     7. The Company may from time to time make changes in the Program and the Company may terminate the Program, but such changes or termination shall not adversely affect the rights of any employee, without his consent, to any benefit under the Program to which such employee may have been previously become entitled prior to the effective date of such change or termination. The Personnel Vice President with the approval of the [insert title of appropriate officer] or the Senior Vice President - Human Resources of Ameritech with the approval of the Executive Vice President and General Counsel of Ameritech shall be authorized to make minor or administrative changes to the Program.

                        SENIOR MANAGEMENT
               HOME PURCHASE DIFFERENTIAL AMOUNTS
                        Effective 1-1-91

     CHICAGO TO:                                      Amount

          Detroit                                          0
          Milwaukee                                        0
          Cleveland                                        0
          Indianapolis                                     0

     DETROIT TO:

          Chicago                                     48,000
          Milwaukee                                        0
          Cleveland                                        0
          Indianapolis                                     0

     MILWAUKEE TO:

          Chicago                                     43,000
          Detroit                                          0
          Cleveland                                        0
          Indianapolis                                     0

     CLEVELAND TO:

          Chicago                                     49,400
          Detroit                                     10,000
          Milwaukee                                        0
          Indianapolis                                     0

     INDIANAPOLIS  TO:

          Chicago                                     37,700
          Detroit                                     23,500
          Milwaukee                                   10,000
          Cleveland                                        0


       AMERITECH (AMERITECH SUBSIDIARY) SENIOR MANAGEMENT
                        TRANSFER PROGRAM

PURPOSE

To mitigate the economic impact associated with a job transfer.

COST

Paid by the participant's company.

ELIGIBILITY

You are eligible to participate in this Plan if you are a Corporate Resource Manager. For purposes of this Plan, Corporate
Resource Managers are defined as Management Committee members and managers in market grades CR5 through CR9.

RESIDENCE RELOCATION DIFFERENTIAL

A residence relocation differential is available to participants who:

1.   Are transferred at the Company's direction;
2.   Are eligible for reimbursement under the Company's
Relocation Plan; and
3. Move to a new residence within twelve months of the date of transfer.

The residence relocation differential is payable over a 36-month period which begins on the effective date of transfer. The amount payable is calculated as follows:

First Twelve Months - The greater of 10% of base salary on the effective date of transfer or 8% of market rate on the effective date of transfer

Next Twelve Months - 80% of the residence relocation differential payable during the first twelve months

Final Twelve Months - 60% of the residence relocation differential payable during the first twelve months

Payments under this Plan shall be made only after the employee has moved to a new residence. Any amounts withheld shall be paid out in a lump sum or in a series of monthly installments not exceeding twelve.


HOME PURCHASE DIFFERENTIAL

A home purchase differential may be available to participants who:

1.Are transferred at the Company's direction from a Company located in one of Ameritech's regional headquarters cities to Chicago; and
2.Purchase a new residence within twelve months of the date of transfer.

The amount of the home purchase differential is based upon the individual's market grade and the regional city from which the employee is relocating. (See Attachment A for current rates). The differential, if any, for all other locations will be determined on a case-by-case basis.

The home purchase differential is grossed up at the maximum tax rates and is paid in a lump sum as soon as practicable after the closing on the new residence.
                                                     Attachment A

                       CORPORATE RESOURCE
               HOME PURCHASE DIFFERENTIAL AMOUNTS
                        EFFECTIVE 1-1-94

All amounts are paid for transfers to the Chicago metropolitan area:


           Corporate Resource
           5 - 9 Managers and
  City    Management Committee
                 Members

Cleveland        $ 19,400

Detroit          $14,300

Indianapolis     $21,600

Milwaukee        $16,500




No differential payments between other cities.


                 FIRST ADMINISTRATIVE AMENDMENT
                               TO
                   AMERITECH SENIOR MANAGEMENT
                        TRANSFER PROGRAM
    (As Amended and Restated Effective as of January 1, 1992)

     Pursuant to authority reserved to Ameritech Corporation, the Ameritech Senior Management Transfer Program (As Amended and
Restated Effective as of January 1, 1992) (the "Program") is hereby amended effective as of January 1, 1995 as follows:

     1. To delete Paragraph 3 of Section 1 in its entirety and to substitute the following therefor:

     "3. The term "eligible employee" shall mean a management employee on the active roll of the Company who (a) is a member of the Company's Management Committee or (b) has attained any of salary grades CR 5 through 9."

Dated: April 3, 1995

                                   AMERITECH CORPORATION

                                   By:
                                        Senior Vice President -
                                        Human Resources


Concur:



Executive Vice President and
General Counsel